UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 30, 2008

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 30, 2008, Wave Systems Corp. (“Wave”) entered into Subscription Agreements (the “Subscription Agreements”) with certain purchasers (the “Purchasers”) pursuant to which Wave will sell a total of 1,880,500 shares of Class A Common Stock, par value $.01 per share (the “Common Shares”), for an aggregate purchase price of approximately $1,598,425.  The Common Shares are priced at $0.85 per share.  The Purchasers will also receive warrants to purchase 470,125 Common Shares at an exercise price of $0.90.  The warrants are exercisable for three years beginning on the date of the initial issuance of the warrants. The Common Shares (including the shares issuable upon exercise of the warrants) are to be drawn-down off of a shelf registration statement (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “SEC”) on April 27, 2007.  The form of Subscription Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Form of Warrant issued to the Purchasers is attached hereto as Exhibit 4.1 and incorporated herein by reference. A prospectus supplement related to the offering will be filed with the SEC.

Also on June 30, 2008, Security Research Associates, Inc. (the “Placement Agent”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Wave in which they agreed to act as placement agent in connection with this offering. In connection with this offering, Wave agreed to pay the Placement Agent a cash fee of $95,906 (6% of the gross proceeds paid to Wave in connection with this offering) and will issue to the Placement Agent a warrant to purchase up to 112,830 Common Shares at an exercise price of $0.90 per share. The warrant is exercisable for 12 months beginning on the 180th day after the issuance of the warrant. The Placement Agent has no obligation to buy any Common Shares from us.

The Placement Agency Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The Form of Warrant issued to the Placement Agent is attached hereto as Exhibit 4.2 and incorporated herein by reference.

A copy of the opinion of Bingham McCutchen LLP, relating to the legality of the shares and warrants is filed as Exhibit 5.1 to this report and is filed with reference to, and is hereby incorporated by reference into the Registration Statement.

Item 8.01.  Other Events.

On July 1, 2008, Wave issued a press release announcing the transaction. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 4.1	Form of Warrant issued to the Purchasers.

Exhibit 4.2	Form of Warrant issued to the Placement Agent.

Exhibit 5.1	Opinion of Bingham McCutchen LLP.

Exhibit 10.1	Form of Subscription Agreement.

Exhibit 10.2	Placement Agency Agreement, dated as of June 30, 2008, by and between Wave and the

Placement Agent.

Exhibit 99.1	Press Release of Wave, dated July 1, 2008, announcing the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Gerard T. Feeney
Gerard Feeney
Chief Financial Officer

Dated: July 1, 2008

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Form of Warrant issued to the Purchasers.

Exhibit 4.2	Form of Warrant issued to the Placement Agent.

Exhibit 5.1	Opinion of Bingham McCutchen LLP.

Exhibit 10.1	Form of Subscription Agreement.

Exhibit 10.2	Placement Agency Agreement, dated as of June 30, 2008, by and between Wave and the Placement Agent.

Exhibit 99.1	Press Release of Wave, dated July 1, 2008, announcing the transactions.